Lease Commitment and Total Rental Expense (Tables)	12 Months Ended
Dec. 31, 2013
Future Minimum Rental Payments Due under Leases

The Company has operating leases under non-cancellable operating lease agreements for banking facilities and equipment. Future minimum rental payments due under the leases are as follows:

Years Ending December 31,	Amounts
2014	$452,928
2015	378,444
2016	378,444
2017	378,444
2018	378,444

$1,966,704